[logo: Lincoln National Life Insurance Co.
       -----------------------------------
       a part of LINCOLN NATIONAL CORPORATION]

                   The Lincoln National Life Insurance Company
     Administrator Mailing Address: 350 Church St., Hartford, CT 06103-1106
                          Supplement to Application for
                             Variable Life Insurance

Supplement to Application - INDIVIDUAL OWNER

 1.  Proposed Insured _________________________________________________________
                       First           Middle                    Last

 2. Premium Payment Allocation (Indicate Whole Percentages. Percentages must equal 100%.)

[American Century Variable Products Group, Inc.          Lincoln National Funds
_____% VP Income and Growth Fund                         _____% Bond Fund, Inc.
_____% VP International Fund                             _____% Capital Appreciation Fund, Inc.
American Variable Insurance Series                       _____% Equity-Income Fund, Inc.
_____% Global Growth Fund - Class 2                      _____% Money Market Fund, Inc.
_____% Growth Fund - Class 2                             _____% Social Awareness Fund, Inc.
Baron Capital Funds Trust                                MFS Variable Insurance Trust
_____% Asset Fund                                        _____% Research Series
BT Insurance Funds Trust                                 _____% Total Return Series
_____% EAFE Equity Index Fund                            _____% Utilities Series
_____% Equity 500 Index Fund                             _____% Value Series
_____% Small Cap Index Fund                              Neuberger & Berman Advisers Management Trust
Delaware Group Premium Fund, Inc.                        _____% Mid-Cap Growth Portfolio
_____% Delchester Series                                 _____% Partners Portfolio
_____% Devon Series                                      OCC Accumulation Trust
_____% International Series                              _____% Managed Portfolio
_____% REIT Series                                       OppenheimerFunds
_____% Small Cap Value Series                            _____% Growth and Income Fund
Fidelity Variable Insurance Products Fund                Templeton Variable Products Series Fund
_____% VIP Growth Portfolio - Service Class              _____% Asset Allocation Fund - Class 2
_____% VIP II Asset Manager Portfolio - Service Class    _____% International Fund - Class 2
_____% VIP II Contrafund Portfolio - Service Class       _____% Stock Fund - Class 2]
Janus Aspen Series
_____% Aggressive Growth Portfolio
_____% Balanced Portfolio
_____% Worldwide Growth Portfolio

                               Owner's Suitability

The rules of the National Association of Securities Dealers, Inc. require that the Sales Representative have reasonable grounds to believe that the sale is suitable for the Owner, based on information provided by the Owner as shown on this form and on information known by the Sales Representative.

 3.  Owner's Taxpayer Identification Number:
     [ ] Individual  [ ][ ][ ]-[ ][ ]-[ ][ ][ ][ ]

 4.  Age: ___________________________________________________________
 5:  Citizenship: ___________________________________________________
 6.  Marital Status: ________________________________________________
 7.  Number of Dependents: __________________________________________
 8.  Occupation: ____________________________________________________
 9.  Employers' Name(s) & Address: _____________________________________________
     ___________________________________________________________________________

B10394

10.  Investment Objectives (check all applicable objectives)
     [ ] Capital Preservation
     [ ] Tax Advantage/Deferral
     [ ] Current Income
     [ ] Growth and Income
     [ ] Growth
     [ ] Aggressive Growth
     [ ] Other (please specify) __________________________________

11.  Insurance Objectives (check all applicable objectives)
     [ ] Estate Creation
     [ ] Estate Conservation
     [ ] Other (please specify) __________________________________

12.  Investment Knowledge:  [ ] Limited     [ ] Good    [ ] Extensive

13.  Risk Tolerance:  [ ] None     [ ] Low     [ ] Medium     [ ] High

14. Is the coverage in accord with the Owner's insurance objectives and anticipated financial needs? [ ] Yes [ ] No

15.  Total Income of Owner's Immediate Family
     [ ] $250,000+
     [ ] $100,000 - $249,999
     [ ] $50,000 - $99,999
     [ ] $25,000 - $49,999
     [ ] Under $25,000

16:  Estimated Net Worth of Owner's Immediate Family
     [ ] $1,000,000+
     [ ] $500,000 - $1,000,000
     [ ] $250,000 - $500,000
     [ ] $100,000 - $250,000
     [ ] Under $100,000

17.  Federal Tax Bracket: [ ] 15%  [ ] 28%
     [ ] Other (please specify) __________________________________

18. Is the Owner associated with a National Association of Securities Dealers, Inc. firm? [ ] Yes [ ] No

19. If jointly, or business, owned, please provide the name(s) and signature(s) of the person(s) authorized to exercise ownership rights: _________________
     ___________________________________________________________________________

I understand that:

     THE AMOUNT AND DURATION OF THE DEATH BENEFIT MAY VARY UNDER SPECIFIED CONDITIONS.

     VALUES NOT IN THE FIXED ACCOUNT MAY INCREASE OR DECREASE IN ACCORDANCE WITH THE EXPERIENCE OF THE SEPARATE ACCOUNT.

     THE AMOUNT OF THE MATURITY BENEFIT IS NOT GUARANTEED BUT IS DEPENDENT UPON THE THEN SURRENDER VALUE.

     ILLUSTRATIONS OF BENEFITS, INCLUDING DEATH BENEFITS, ACCOUNT VALUES, AND SURRENDER VALUES ARE AVAILABLE UPON REQUEST.

I hereby acknowledge receipt of the Prospectus dated ___________________ for all applicable prospectus(es) pertaining to the Separate Account and all of the variable options.

        Signed at __________________________ on ______________________
                       (City, State)                 (Mo/Day/Yr)

By _____________________________________  By ___________________________________
   Signature of Owner                        Signature of Owner

Based on information obtained from the Owner, I believe the investment is suitable for the Owner's objectives.

        ______________________________________ on ________________________
        Signature of Registered Representative         (Mo/Day/Yr)

[logo: Lincoln National Life Insurance Co.
       -----------------------------------
       a part of LINCOLN NATIONAL CORPORATION]

                   The Lincoln National Life Insurance Company
     Administrator Mailing Address: 350 Church St., Hartford, CT 06103-1106
                          Supplement to Application for
                             Variable Life Insurance

Supplement to Application - BUSINESS OWNER

1.   See attached census for listing of proposed Insureds.

2. Premium Payment Allocation (Indicate Whole Percentages. Percentages must equal 100%.)

[American Century Variable Products Group, Inc.          Lincoln National Funds
_____% VP Income and Growth Fund                         _____% Bond Fund, Inc.
_____% VP International Fund                             _____% Capital Appreciation Fund, Inc.
  American Variable Insurance Series                     _____% Equity-Income Fund, Inc.
_____% Global Growth Fund - Class 2                      _____% Money Market Fund, Inc.
_____% Growth Fund - Class 2                             _____% Social Awareness Fund, Inc.
  Baron Capital Funds Trust                              MFS Variable Insurance Trust
_____% Asset Fund                                        _____% Research Series
  BT Insurance Funds Trust                               _____% Total Return Series
_____% EAFE Equity Index Fund                            _____% Utilities Series
_____% Equity 500 Index Fund                             _____% Value Series
_____% Small Cap Index Fund                              Neuberger & Berman Advisers Management Trust
  Delaware Group Premium Fund, Inc.                      _____% Mid-Cap Growth Portfolio
_____% Delchester Series                                 _____% Partners Portfolio
_____% Devon Series                                      OCC Accumulation Trust
_____% International Series                              _____% Managed Portfolio
_____% REIT Series                                       OppenheimerFunds
_____% Small Cap Value Series                            _____% Growth and Income Fund
  Fidelity Variable Insurance Products Fund              Templeton Variable Products Series Fund
_____% VIP Growth Portfolio - Service Class              _____% Asset Allocation Fund - Class 2
_____% VIP II Asset Manager Portfolio - Service Class    _____% International Fund - Class 2
_____% VIP II Contrafund Portfolio - Service Class       _____% Stock Fund - Class 2]
Janus Aspen Series
_____% Aggressive Growth Portfolio
_____% Balanced Portfolio
_____% Worldwide Growth Portfolio

                               Owner's Suitability

The rules of the National Association of Securities Dealers, Inc. require that the Sales Representative have reasonable grounds to believe that the sale is suitable for the Owner, based on information provided by the Owner as shown on this form and on information known by the Sales Representative.

3.   Owner's Taxpayer Identification Number:       [ ][ ]-[ ][ ][ ][ ][ ][ ][ ]

Type of Entity:

     [ ] Corporation           [ ] S-Corporation          [ ] Non-Profit Organization
     [ ] General Partnership   [ ] Limited Partnership    [ ] Sole Proprietorship
     [ ] Other

4. Type of Business: _________________________________________________________

5:   Approximate annual income  [ ] Under $1,000,000              [ ] $1,000,001 to $10,000,000
     (All Sources)              [ ] $10,000,001 to $50,000,000    [ ] Over $50,000,000

6.   Total Assets:              [ ] Under $1,000,000              [ ] $1,000,001 to $10,000,000
                                [ ] $10,000,001 to $50,000,000    [ ] Over $50,000,000

B10395

7.   Investment Objectives (check all applicable objectives)
     [ ] Capital Preservation
     [ ] Tax Advantage/Deferral
     [ ] Current Income
     [ ] Growth and Income
     [ ] Growth
     [ ] Aggressive Growth
     [ ] Other (please specify) _____________________________________

8. Please provide a brief description of your insurance objective in obtaining this coverage: ____________________________________________________________
     ___________________________________________________________________________
     ___________________________________________________________________________

9.   Is the Owner associated with a National Association of Securities Dealers,
     Inc. firm?         [ ] Yes     [ ] No

10. Have the proper corporate resolutions been adopted authorizing the acquisition of this coverage and exercise of rights thereunder:
                                                            [ ] Yes [ ] No
     Lincoln Life reserves the right to require you to provide a copy of such resolutions.

11. Please identify and provide the name(s) and signatures(s) of the officer(s), partner(s), or individual(s) authorized to exercise ownership rights:

     __________________________________________________________________________
     Print Name                 Title                   Signature

     __________________________________________________________________________
     Print Name                 Title                   Signature

     __________________________________________________________________________
     Print Name                 Title                   Signature

I understand that:

     THE AMOUNT AND DURATION OF THE DEATH BENEFIT MAY VARY UNDER SPECIFIED CONDITIONS.

     VALUES NOT IN THE FIXED ACCOUNT MAY INCREASE OR DECREASE IN ACCORDANCE WITH THE EXPERIENCE OF THE SEPARATE ACCOUNT.

     THE AMOUNT OF THE MATURITY BENEFIT IS NOT GUARANTEED BUT IS DEPENDENT UPON THE THEN SURRENDER VALUE.

     ILLUSTRATIONS OF BENEFITS, INCLUDING DEATH BENEFITS, ACCOUNT VALUES, AND SURRENDER VALUES ARE AVAILABLE UPON REQUEST.

I hereby acknowledge receipt of the Prospectus dated __________________ for all applicable prospectus(es) pertaining to the Separate Account and all of the variable options.

        Signed at __________________________ on ______________________
                       (City, State)                 (Mo/Day/Yr)

By _____________________________________  By ___________________________________
   Signature of Owner                        Signature of Owner

Based on information obtained from the Owner, I believe the investment is suitable for the Owner's objectives.

        ______________________________________ on ________________________
        Signature of Registered Representative         (Mo/Day/Yr)